Exhibit 10.1

The Company Corporation	The Company Corporation-Wilmington
www.corporate.com	Suite 400
2711 Centerville Road
Wilmington, DE 19808
800-877-4224
302-636-5440 fax

Order #286751-5

Order date 10/24/07

Entity Name:	Gunther Grant, Inc.
Jurisdiction:	DE – Secretary of State

Request for:	Amendment/Correction/Restated/Designation Filing
File #:	3876694
File date:	12/18/07

Result:	Amendment Filed & Approved

Ordered by MR. DENNIS TVETER at MR. DENNIS TVETER

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Melanie Adams

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DELAWARE

The First State

I, Harriet Smith Windsor, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the certificate of amendment of “Gunther Grant, Inc.”, filed in this office on the eighteenth day of December, A.D. 2007, at 1:43 o’clock p.m.

A filed copy of this certificate has been forwarded to the Kent County Recorder of Deeds.

3876694 8100	Harriet Smith Windsor
071335514	Secretary of State
Authentication: 6280492
Date: 1/3/08

You may verify this certificate online at

corp.delaware.gov/authver.shtml